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    ACCORD                     CERTIFICATE OF LIABILITY INSURANCE

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
PRODUCER
                 Aon Risk Services of New York, Inc.          THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
                 2 World Trade Center, 100th Floor            ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
                 New York, NY  10048                          HOLDER.  THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
                                                              ALTER THE COVERAGE AFFORDED  BY THE POLICIES BELOW.
                                                              ---------------------------------------------------------
                                                              COMPANIES AFFORDING COVERAGE
                                                              ---------------------------------------------------------
INSURED          Prudential Insurance  Company of America     COMPANY    Federal Insurance Company and Other Insurers
                                                                 A
                                                              ---------------------------------------------------------
                                                              COMPANY
                                                                 B
                                                              ---------------------------------------------------------
                                                              COMPANY
                                                                 C
                                                              ---------------------------------------------------------
                                                              COMPANY
                                                                 D
                                                              ---------------------------------------------------------
                                                              COMPANY
                                                                 E
                                                              ---------------------------------------------------------

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THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED
TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

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------- -------------------------------- ----------- ------------- -------------- ----------------------------------------
                                                     POLICY        POLICY
CO                                                   EFFECTIVE     EXPIRATION
LT      TYPE OF INSURANCE                POLICY      DATE          DATE
                                         NUMBER      (M/D/Y)       (M/D/Y)                         LIMIT
------- -------------------------------- ----------- ------------- -------------- ----------------------------------------
        GENERAL LIABILITY
         COMMERCIAL GENERAL                                                       GENERAL AGGREGATE             $_______
              LIABILITY                                                           PRODUCTS COMPLAINT ACTS       $_______
         CLAIMS MADE   OCCUR                                                      PERSONAL AND ADV. INJURY      $_______
         OWNERS AND                                                               EACH OCCURRENCE               $_______
             CONTRACTOR'S PROD                                                    FIRE DAMAGE                   $_______
                                                                                  ____________________
                                                                                  ____________________
         _________________________                                                ____________________
------- -------------------------------- ----------- ------------- -------------- ----------------------------- ----------
        AUTOMOBILE LIABILITY
------- -------------------------------- ----------- ------------- -------------- ----------------------------- ----------
        GARAGE  LIABILITY                                                         AUTO ONLY EACH ACCIDENT
------- -------------------------------- ----------- ------------- -------------- ----------------------------- ----------
        EXCESS LIABILITY
------- -------------------------------- ----------- ------------- -------------- ----------------------------- ----------
        WORKERS COMPENSATION AND
------- -------------------------------- ----------- ------------- -------------- ----------------------------- ----------
        OTHER COMPREHENSIVE CRIME
        INSURANCE (Brokers Blanket
        Bond Standard Form 14)           70229415    6\31\97        8\31\00       $62,500,000
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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
Coverage is inclusive of the following:  Fidelity, Premises, Transit, Forgery and Alteration, securities Forgery,
Counterfeit Currency, and the Electronic Computer Crime Policy.
---------------------------------------------------- ---------------------------------------------------------------------
Prudential Securities                                SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
199 Water Street                                     EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL
New York, NY  10282                                  ___ DAYS WITHIN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT
                                                     BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                     LIABILITY OF ANY KIND UPON THE COMPANY.  ITS AGENTS OR
                                                     REPRESENTATIVES.
---------------------------------------------------- ---------------------------------------------------------------------
                                                     AUTHORIZED REPRESENTATIVE
                                                     _____________________________________________________________
---------------------------------------------------- ---------------------------------------------------------------------

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